INVESTMENTS	12 Months Ended
Dec. 31, 2018
INVESTMENTS [Abstract]
INVESTMENTS
4.	INVESTMENTS

Nordic American Offshore Ltd. (“NAO”) was incorporated on October 17, 2013, and operates Platform Supply Vessels (“PSV”).

NAT's ownership in NAO as of December 31, 2018 and 2017 was 13.55% and 16.1%, respectively. On December 11, 2018 NAO raised $5.0 million in new equity and NAT’s ownership was reduced from 16.1% to 13.55%. The Company has deemed that the investment no longer qualifies as an equity method investment as of December 11, 2018 based on an assessment of the inability to exercise significant influence and the investment has after this been reclassified and presented as Investment Securities.

The Company assessed the investment on December 11, 2018 for other-than-temporary-impairment and to establish a cost basis. The Company evaluated its investment in NAO for impairment after considering factors including, but not limited to, the fair value of NAO based on the quoted share price as compared to its carrying value, the length of time the investment’s fair value had been below carrying value and the limited near-term prospects for a recovery in the share price of NAO and recognized an impairment charge of $2.6 million. Further, the Company has recognized a loss of $4.4 million in proportional share of the results in NAO and a dilution loss of $0.6 million for the period up until December 11, 2018. The  cost basis for the investment is determined to be $4.2 million.

The Company has received dividends from NAO for the years ended December 31, 2018 and 2017 of $ 0.3 million and $1.0 million, respectively. The fair value of NAT’s investment in NAO, based on the share price was $4.2 and $12.0 million as of December 31, 2018 and 2017, respectively. The carrying value of the investment per December 31, 2018 is $4.2 million with no gains or losses recognized in earnings from changes in fair market value.